SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 11, 2004

MEMC Electronic Materials, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-13828	56-1505767
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Pearl Drive (City of O’Fallon)

St. Peters, MO 63376

(636) 474-5000

(Address, including zip code, and telephone number

of Principal Executive Offices)

Item 5. Other Events

On February 11, 2004, MEMC Electronic Materials, Inc. (the “Registrant”) filed with the Securities and Exchange Commission a prospectus, consisting of a prospectus supplement dated February 9, 2004 and a base prospectus dated February 4, 2003 (collectively, the “Prospectus”), which relates to the offer and sale of 34,000,000 shares of the Registrant’s common stock, par value $.01 per share, by TPG Wafer Holdings LLC, the selling stockholder. The underwriter has the option to purchase an additional 5,100,000 shares to cover any over-allotments.

The Registrant is filing the underwriting agreement relating to the offering for incorporation by reference into the registration statement of which the Prospectus forms a part.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

Exhibit No.	Description of Exhibit
1	Underwriting Agreement dated February 9, 2004 by and among the Registrant, TPG Wafer Holdings LLC and Deutsche Bank Securities Inc.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMC ELECTRONIC MATERIALS, INC.

Dated: February 11, 2004	By:	/s/ Thomas E. Linnen
Thomas E. Linnen
Chief Financial Officer

3

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
1	Underwriting Agreement dated February 9, 2004 by and among the Registrant, TPG Wafer Holdings LLC and Deutsche Bank Securities Inc.

4